Exhibit 10.12

October 30, 2008

To:
Kesselman & Kesselman, CPA

Re: Lease Agreement

Dear Sir\Madam,

Pursuant to the extension option granted to us in section 9(b) of the Lease Agreement dated November 7, 2007, we hereby notify you as to the extension of the lease until May 27, 2011.

Regards,

/s/ Uzi Sofer
Brain Research and Development Services Ltd.

Accepted:
/s/ Kesselman & Kesselman, CPA

December 11, 2008

19 Hartom St., First Floor "Bet Binat" Building, Jerusalem. Tel: 02-5813140/1 Fax: 02-5812517
www.brainsway.com

Unprotected Lease Agreement

Entered into and signed in Jerusalem on November 7, 2007

Between:                  Kesselman & Kesselman, CPA
Registered partnership no. 530043611
of 25 Hamered St. Tel Aviv 68125
(the “Lessor”)

of the first part;

And between:          Brain Research and Development Services Ltd.
P.C. No. 513443788
of 19 Hartom Jerusalem
(the “Lessee”)

of the second part;

Whereas
the Lessor leased from Caps-Pharma Ltd. (“Caps-Pharma”) the “leased premises”, as defined in the lease agreement between it and Caps-Pharma of July 19, 2001 (the “Main Lease Agreement”), a copy of the relevant parts of which is attached hereto as Annex A; and

Whereas	the Lessee has inspected Annex A and is aware of all of the provisions thereof, including the Lessor’s undertakings as stated therein; and

Whereas
the Lessor wishes to lease the Leased Premises, as defined below, to the Lessee,  in an unprotected lease, and the Lessee wishes to lease the Leased Premises, as defined below, from the Lessor in an unprotected lease, for the period and under the conditions as are specified in this Agreement below.

Therefore it has been agreed, represented and stipulated between the Parties as follows:

1.	Preamble

The preamble to this Agreement constitutes a binding and integral part hereof.

2.	Definitions

In this Agreement, the terms specified below shall bear the meaning set forth alongside them:

(a)	“Agreement”	This agreement, including all of the annexes hereto.
(b)	“Building”	Building comprising 9 floors for light industry and offices and 2 parking basements, which is located on the “lot” – as defined in the Main Lease Agreement.
(c)	“Leased Premises”	Area of 528 sqm (gross) on floor 1 of the Building, all as defined and marked in red on the plan attached hereto as Annex B, and parking spaces as specified in Section 7 below.

(d)	“Project Manager”	Ehud Tayar or any person who shall be authorized by him in writing.
(e)	“Index”	The consumer price index (including fruits and vegetables) which is published by the Central Bureau of Statistics.
(f)	“Base Index”	The index known on the date of execution of this Agreement, i.e. the index for the month of October which was published on November 15, 2007, and which was ___ points.
(g)	“Representative Rate of the Dollar”	The representative rate of the dollar, NIS 3.95 = $1.
(h)	“Arrears Interest”
Total sum of the arrears interest at the highest rate that shall be accepted in the relevant arrears period at Israel Discount Bank Ltd. in respect of unauthorized overdrafts in checking accounts. Written confirmation of one of the bank’s branch managers regarding such interest rate will be prima facie evidence of the amount of the interest.

3.	Inapplicability of the Tenant Protection Law

(a)
It is explicitly declared that the Leased Premises are located in a building whose construction was completed after August 20, 1968, and that the lease according to this Agreement is made under the explicit condition that neither the Tenant Protection Law (Consolidated Version), 5732-1972 nor the other tenant protection laws, including all of the regulations and orders thereof, nor any law that shall confer upon the Lessee protected tenant status (the “Tenant Protection Laws”) shall apply to the lease.

(b)
The Lessee declares that it has not paid, nor will it pay to the Lessor key money or any other consideration for the lease over and above the rent, and that neither the Lessee nor any person on its behalf shall be a protected tenant in the Leased Premises according to the Tenant Protection Laws.

(c)
The Lessee declares that all of the investments that shall be made thereby in the Leased Premises, including in equipment and installations, insofar as shall be made, subject to the provisions of this Agreement, shall be made for its requirements only, and it will be barred from claiming that such investments constitute key money or payment pursuant to Section 82 of the Tenant Protection Law (Consolidated Version), 5732-1972, or any payment which grants it any rights in the Leased Premises and it will be barred from demanding from the Lessor full or partial participation or reimbursement in respect of the said investments.

(d)
The Lessee is aware that the Leased Premises are being leased to the Lessee, inter alia, based on its above declarations and it will be barred from entertaining any claims or lawsuits in connection with its being a protected tenant or that it has in the Leased Premises more rights than what are explicitly conferred thereon in this Agreement.

4.	The Lease

(a)
The Lessor is hereby leasing to the Lessee and the Lessee is hereby leasing from the Lessor the Leased Premises in a lease which is not protected pursuant to the Tenant Protection Laws, for the purpose of the lease only, for the period and under the conditions as specified in this Agreement above and below.

(b)
The Lessee represents that it has seen the Leased Premises, including its plans and/or the specification and/or sketch of the Leased Premises, and inspected the legal and planning condition thereof, and found it suitable for its needs, and it is barred from raising any claim in connection with the compatibility of the Leased Premises with its needs and/or the nature of the Leased Premises, with the exception of claims regarding latent defects and/or flaws.

5.	Adjustment of the Leased Premises

The Lessee will receive the Leased Premises in their present condition, as is, without any need for any work and/or adjustments in the Leased Premises.

The Lessee will be entitled to plan and perform work, at its expense and under its responsibility, in order to adjust the Leased Premises to its needs in accordance with the purpose of the lease – subject to the provisions of Section 14 below.

6.	Handing Over Date and Completion of Construction

(a)
In the event that the Lessee shall have remitted to the Lessor the rent as specified in Section 11(c) below and the securities as specified in Section 22 below, the Lessor shall hand over possession of the Leased Premises to the Lessee on the date of execution of this Agreement.

(b)
Without derogating from the generality of the aforesaid, a delay of up to 7 days in the handing over date will not be deemed as a breach of the Agreement and will not entitle the Lessee to any remedy. The date of commencement of the term of the lease, as specified in Section 9(a) below, and the date of expiration of the term of the lease shall be postponed in accordance with such delay in the handing over.

(c)
Without derogating from the provisions of Subsection (b) above, it is hereby agreed that the handing over date will be postponed in cases of force majeure. Such a delay will not be deemed as a breach of the Agreement and will not entitle the Lessee to any remedy. Expiration of the term of the lease will be postponed in accordance with a delay in the handing over.

(d)	The handing over date or the postponed handing over date in accordance with Subsections (a)-(c) above shall hereinafter be referred to as the “Handing Over Date”.

(e)
For the avoidance of doubt, it is clarified that Caps-Pharma shall be entitled, also after completion of the construction, to perform construction work and other work on parts of the Building which are not the Leased Premises, including, but not only, development work, provided that such work shall not prevent reasonable use by the Lessee of the Leased Premises.

Furthermore, neither the addition of floors and/or parts of floors, nor the increase of the areas permitted for use in the Building nor modification of the permitted designation of areas of the Building shall be deemed as a breach of the Lessor’s undertaking as aforesaid, so long as the same shall not prevent reasonable use by the Lessee of the Leased Premises or prejudice its rights according to this Agreement.

Caps-Pharma shall be entitled to perform changes to the plans of the Building and/or the Leased Premises if it shall be required to do so by any competent authority, provided that such changes shall not prevent reasonable use by the Lessee of the Leased Premises.

(f)
The Project Manager shall determine, at his discretion, as an expert on behalf of Caps-Pharma, and not as an arbitrator, whether work and/or changes and/or additions, as specified above, interfere with the reasonable use of the Leased Premises by the Lessee.

7.	Parking

(a)
A plan of the Building’s parking lots is attached hereto as Annex C (the “Parking Lot Plan”). The 5 parking spaces marked in red on the Parking Lot Plan shall be made available to the Lessee throughout the term of the lease for its exclusive use.

(b)	In consideration for the use of the parking spaces, the Lessee shall pay the Lessor rent as specified in Section 10 below.

(c)	In the event of expiration or termination of the lease, all as the case may be, the permission to use the parking spaces as aforesaid shall also automatically be cancelled.

8.	Purpose of the Lease

(a)
Without derogating from the aforesaid, the Lessee undertakes that the purpose of the lease is management of a business of offices, a laboratory and installations for Deep TMS systems, medical devices and R&D.

The Lessee shall be responsible for obtaining all of the licenses required for the management of its business in the Leased Premises, if any, and failure to obtain the same shall not constitute grounds for shortening the lease or delaying or reducing the rent, even in the case that the business shall be closed as a result of the absence of a license as aforesaid.

(b)
In cases in which the Lessee shall not receive a permit for the management of its businesses and/or a business license, for any reason, the Lessee shall have no claim of any kind whatsoever against the Lessor and/or against Caps-Pharma, and by signing this Agreement it waives the same in advance, including, although not only, in respect of its investments in the Leased Premises.

(c)
The Lessee hereby undertakes not to approach the Lessor and/or Caps-Pharma with any claim and/or demand, and not to file against the Lessor and/or against Caps-Pharma any lawsuit, of any type, in respect of non-receipt of any permit and/or license and/or in respect of an act in deviation from any permit and/or license, for any reason, all in connection with the designation of the Leased Premises, and the Lessee hereby waives, in advance, any demand, claim and/or lawsuit against the Lessor and against Caps-Pharma, as aforesaid, including in cases in which the Lessee shall be sued and/or the Lessee shall be caused damage and/or expenses of any type.

9.	Term of the Lease

(a)
Subject to fulfillment of the Lessee’s undertakings according to the Agreement, the Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor the Leased Premises in an unprotected lease, for a period commencing on the date of handing over of possession of the Leased Premises to the Lessee as stated in Section 6 above and ending on December 31, 2008 (the “Term of the Lease”).

(b)	The Lessee is given the option to extend the Term of the Lease until May 27, 2011 (the “Extended Lease Period”), subject to fulfillment of the following cumulative conditions:

(1)	The Lessee shall have fulfilled its undertakings according to the Agreement.

(2)	The Lessee shall have given the Lessor written notice, by no later than October 31, 2008, that it is exercising the option as aforesaid.

During the Extended Lease Period, all of the terms and conditions of this Agreement shall apply, unless explicitly stated otherwise below.

(c)
In the event that the Main Lease Agreement shall be terminated and/or the term of the lease according thereto shall expire for any reason, this Agreement shall also immediately be terminated. In the event that the Main Lease Agreement shall have been terminated and/or the term of the lease according thereto shall have expired as aforesaid, for any reason, except due to a breach of the Main Lease Agreement by the Lessor, the same will not constitute a breach of this Agreement and neither party shall entertain any claim against the other in connection therewith.

10.	Rent

(a)
In respect of the period commencing on January 1, 2008 and ending upon the conclusion of the Term of the Lease (the “Paid Lease Period”), the Lessee undertakes to pay the Lessor for the Leased Premises monthly rent in the sum of $11 per sqm (gross) of the area of the Leased Premises, as specified in Section 2 above, i.e. $5,808, as well as $80 per parking space, i.e. $400, subject to the provisions of Section 7 above, and the total sum of $6,208 per month (the “Rent”). During the Extended Lease Period, the rent shall be $11.55 per sqm (gross) of the area of the Leased Premises, as specified in Section 2 above, i.e. $6,098.4, as well as $80 per parking space, i.e. $400, subject to the provisions of Section 7 above, and the total sum of $6,498.4 per month.

(b)
The Rent (including the rent during the Extended Lease Period) and all of the other payments that are stated in dollar amounts in this Agreement shall be translated into and paid in NIS according to the representative rate of the dollar (U.S.) that is known on the date of execution of this Agreement and shall be linked to the Index such that they shall change in accordance with the rate of the rise in the Index known on the date of each payment in practice versus the Base Index.

11.	Payment of the Rent

(a)
The Lessee will pay the Lessor the Rent, as stated in Section 10 above, in advance for every three months of the Paid Lease Period (including the extended payment period) and no later than the first business day of every 3-month period as aforesaid.

(b)	If the payment day of any payment which applies to the Lessee according to this Agreement falls on a non-business day, such payment shall be made no later than the first business day thereafter.

(c)	On the date of execution of this Agreement, the Lessee shall pay the Lessor the Rent for the first quarter of the Paid Lease Period and shall deliver postdated checks for the entire Paid Lease Period.

(d)
Neither payment via checks, confirmation of performance of a wire transfer nor any other means of payment shall be deemed as payment, and only actual clearance of the checks and/or remittance of the amounts to the Lessor in practice by the bank shall be deemed as payment of the Rent. In the event that the checks shall have cleared, the date of receipt thereof by the Lessor shall be deemed as the date of payment.

(e)
The Lessee will pay the Lessor the Rent and will make all of the other payments that it is obligated to make in accordance with this Agreement for the entire Paid Lease Period (including the extended payment period, insofar as any shall have begun), even if for any reason which does not derive from a breach of this Agreement by the Lessor, the Lessee shall only use part of the Leased Premises and/or only part of the time, whether voluntarily or involuntarily.

(f)
The Lessee hereby waives any claim of and grounds for setoff, existing and/or future, of any amount, whether fixed or not fixed against the Rent and/or maintenance fee and/or any other payment which is due to the Lessor according to this Agreement.

12.	Other Payments

(a)	In addition to all of the other payments specified in this Agreement, the following payments shall apply to the Lessee:

(1)
Commencing from January 1, 2008, any and all taxes, municipal taxes (arnona), fees and levies, municipal and governmental, of any type, which apply and/or shall apply to an occupant of the Leased Premises and/or which are imposed in respect of the mere use of the Leased Premises, including, although not only, general municipal tax, waste disposal and other municipal taxes and/or which are entailed by the business that the Lessee shall manage in the Leased Premises and/or by the purpose of the lease, including business tax, signage tax, fees and licenses for the business and for the management thereof.

(2)
Any and all fees and payments which pertain to the electricity consumption in the Leased Premises. The Lessee shall pay the Lessor, for the electricity consumption in the Leased Premises, the amounts that shall be determined according to the consumption through the existing interior meters in relation to the Leased Premises, in accordance with the IEC’s tariffs for the supply of low voltage electricity. In addition, the Lessee shall pay the Lessor for electricity consumption for air-conditioning in the Leased Premises (not including air-conditioning in the public areas), in accordance with the formula specified in Annex D hereto, in accordance with the IEC’s tariffs for the supply of low voltage electricity. For the avoidance of doubt, the expenses in respect of the electricity of the air-conditioning as aforesaid are in addition to the Rent, the maintenance fee and the other payments specified in this Agreement. In the event that the Lessee shall have failed to pay the said electricity expenses within 7 days from the date on which it shall have been delivered an invoice in respect thereof, Caps-Pharma and/or the Lessor will be entitled to cut off the electricity supply and/or the air-conditioning to the Leased Premises, subject to written advance notice of 21 days, during which the breach shall not have been remedied and the electricity expenses demanded not paid.

Neither the Lessor nor Caps-Pharma shall bear any responsibility and/or liability in connection with any direct and/or consequential and/or indirect damage that shall be caused to the Lessee or to any person, institution or corporation due to the cutting off of the electricity and/or the air-conditioning to the Leased Premises, due to failure to make timely payment as aforesaid.

(3)	The cost of the current maintenance of the fire detection system inside the Leased Premises.

(4)	Commencing from January 1, 2008, payment for maintenance services at the rate stated in Section 16 below.

(5)
Any and all payments and expenses in respect of water and telephone in the Leased Premises and any other payment that shall apply in respect of the use and maintenance of the Leased Premises, including maintenance of the systems therein, including the air-conditioning systems inside the Leased Premises.

(b)
In the event that any of the amounts that the Lessee shall be required to pay to the Lessor according to Subsection (a) above shall be based on a bill that shall pertain to the entire Building and/or to the “leased premises” as defined in the Main Lease Agreement (the “Main Leased Premises”), the Lessee shall pay an appropriate proportionate share of the amount of the entire bill, provided that for the purpose of calculation of the Lessee’s proportionate share in such payments, the ratio between the Leased Premises and all of the areas to which the bill pertains shall be taken into account.

(c)	The Lessee undertakes to arrange for the cleaning of the Leased Premises itself and at its expense.

13.	Value Added Tax

(a)
The Lessee undertakes to pay value added tax in addition to and together with payment of the Rent, including linkage differentials in respect thereof and/or Arrears Interest, and in addition to and together with any additional payment which it is obligated to make according to this Agreement and/or which the Lessor shall have paid in lieu of the Lessee and the Lessee is required to repay to the Lessor, against a lawful tax invoice. Payment of the V.A.T as aforesaid shall be made on the date of payment of the amount in respect of which the V.A.T is being paid.

(b)
The provisions of this section are valid also in the event that another tax shall be imposed that shall be added to or replace V.A.T, under conditions that the law shall apply to such payments, including rent, except with respect to a tax which shall be imposed on profits from rent. V.A.T is tantamount to the Rent for all intents and purposes.

14.	Changes to the Leased Premises after the Handing Over Date

(a)
After the Handing Over Date, the Lessee will be entitled to perform, in the Leased Premises only (not including the public areas, including restrooms, kitchenettes and public lobbies), at its expense and under its responsibility, work and changes which it requires, with the exception of changes which may damage the construction, walls other than drywalls, the central systems in the Building, including its water and electricity systems, the Main Leased Premises and/or changes which affect the façade of the Building, the safety of the Building, its tenants and/or any third party or reasonable use of the Building by the users of the other units thereof, all under the following conditions:

(1)
The Lessee shall forward the plans for such work for the approval of the Lessor and Caps-Pharma, and in the event that Caps-Pharma shall so require, also for the approval of a safety consultant, whose identity shall be determined by Caps-Pharma, in advance and in writing. The Lessee shall bear the fee of the safety consultant as aforesaid, and any cost and/or expense in connection therewith.

(2)
The Lessor, Caps-Pharma and the safety consultant on behalf of Caps-Pharma shall be entitled to demand, within 14 days from the date of submission of the plans as aforesaid, in writing, including a specification of the reasons for their demand, changes to the plans, the specification and the work details, in any case in which the plans, the specifications and/or the work details, as specified above, prejudice and/or may prejudice the character of the Building and/or may damage the construction and/or walls other than drywalls and/or central systems in the Building, including its water and electricity systems and/or the Main Leased Premises and/or the façade of the Building and/or the safety of the Building, its tenants and/or any third party and/or affect the reasonable use of the Building by the users of the other units thereof, and the Lessee undertakes to change the same in accordance with such demands, at the Lessee’s expense, and to begin performance of the work only after the Lessor, Caps-Pharma and the safety consultant shall have approved the same in writing.

(3)
The granting of such approval for performance of the work is contingent, in addition to the aforesaid, upon the Lessee delivering to the Lessor and to Caps-Pharma copies of the insurance policies in accordance with the provisions of Section 17 below.

(4)
All of the work shall be performed by skilled professionals, at the standard accepted in similar high-tech buildings in the area of the Leased Premises, and according to the Israeli standards, and subject to the Project Manager’s instructions.

(5)
The Lessee shall perform the work in the Leased Premises in a manner and fashion that shall cause minimal and reasonable disturbance, insofar as possible, to activity in any part of the Building, to the Lessor and to the other lessees, and undertakes to meticulously fulfill all of the instructions of Caps-Pharma and the Lessor, and to take any and all reasonable measures for the prevention of such disturbance.

(6)
The Lessee shall bear responsibility for any damage that shall be caused in the course of and due to performance of the work in the Leased Premises, to any person and to any property, including to the Building and/or the Leased Premises and/or the Main Leased Premises and/or other lessees and/or other leased premises and/or to the Lessor and its agents and/or to Caps-Pharma and its agents, regardless of whether the work shall have been performed by the Lessee itself or by any person on behalf thereof.

(7)
The Lessee agrees and confirms that no amount that shall be incurred for performance of the changes in order to adjust the Leased Premises to its needs, as aforesaid, shall confer thereon a right to any payment or restitution in respect of the amounts and/or the changes that it performed as aforesaid – neither during the Term of the Lease nor upon vacation of the Leased Premises or after vacation.

(8)
The Lessee shall obtain, at its expense, the licenses, authorizations and permits required for the purpose of performance of the changes from the competent authorities and institutions, insofar as required.

(b)
Commencing from the date of execution of this Agreement, Mr./Ms. Uzi Sofer will be the safety officer on behalf of the Lessee in the Leased Premises, and he will be responsible, on behalf of the Lessee, for obtaining all of the authorizations and meeting all of the standards required in order to meet the fire department requirements, as being from time to time, including (1) receipt of the confirmation of all of the manufacturers of the materials and performers of the work according to Subsection (a) above regarding their compliance with the standards, immediately upon completion of performance of the work, and transfer thereof to the Lessor and to Caps-Pharma, upon their first request, (2) issuance of confirmation to the Lessor and to Caps-Pharma, immediately upon their request, regarding the compliance of the electricity work, the sprinklers, the firewalls, the areas and the doors which were performed by the Lessee and/or on its behalf in the Leased Premises with the fire department’s fire standards, and (3) current handling of the escape corridors to and from the Leased Premises being vacant at all times.

The safety officer will be available at all times at telephone no: 052-5555518 and 02-6735139. The Lessee may change the identity of the safety officer by notice to the Lessor and to Caps-Pharma in writing.

The Lessee is liable for any damage that shall be caused to the Lessor and/or Caps-Pharma and/or any person and/or body and/or property due to non-fulfillment of the security and safety procedures and/or instructions in the Leased Premises, in accordance with the provisions of this Agreement and the instructions of all of the relevant authorities. The Lessee hereby undertakes to indemnify the Lessor and Caps-Pharma immediately upon their first demand in respect of any expense that the Lessor and/or any person on behalf thereof and/or Caps-Pharma and/or any person on behalf thereof shall incur due to the Lessee’s failure to meet the necessary safety standards and/or due to the Lessee’s failure to meet the safety instructions and undertakings specified in this Agreement, provided that the Lessor and/or Caps-Pharma, as the case may be, shall forward to the Lessee any demand and/or claim immediately upon receipt thereof and any other relevant material in their possession, and accordingly that the Lessor and/or Caps-Pharma, as the case may be, shall cooperate with the Lessee, shall allow the Lessee’s counsel to represent them in such a matter, and shall not settle in any such matter without the Lessee’s prior written consent.

15.
In the event that the Lessee shall not fully fulfill its undertakings according to this Subsection (b) above, the Lessor and/or Caps-Pharma shall be entitled (although not obligated), after provision of a written warning 5 days in advance, to perform themselves the actions and undertakings which apply to the Lessee, or any part thereof as aforesaid, and the Lessee shall reimburse the Lessor and/or Caps-Pharma, as the case may be, with any and all expenses that they shall have incurred for such purpose, immediately upon their first demand. The provisions of this paragraph shall not derogate from the Lessee’s obligation to perform and fulfill its undertakings according to this Subsection (b) as aforesaid and/or derogate from the Lessee’s responsibility, as specified in the paragraph above, also in respect of any action and/or act that the Lessor and/or Caps-Pharma shall perform due to the Lessee’s non-fulfillment of its undertakings as specified in this paragraph.

The use of the Leased Premises

Without prejudice to the validity of the other provisions of the Agreement, the Lessee undertakes as follows:

(a)	To manage its business only within the Leased Premises and to use the Leased Premises only for the purpose of the lease and for no other purpose.

(b)
To maintain the cleanliness of the Leased Premises and not to place and/or keep any equipment, stock and any chattels and/or any other objects in the yard and/or balconies of the Building and/or in any other area outside of the Leased Premises, and not to use any part of the Building, apart from the Leased Premises, for any purpose, other than use for purposes of access to the Leased Premises.

It is hereby clarified that the Lessee will not be entitled to install in the Leased Premises kitchens, kitchenettes etc. unless it shall receive prior written approval therefor from the Lessor and from Caps-Pharma, and if it shall receive such approval, it will be entitled to act only in accordance with such conditions as shall be determined, if any, in such approval, all with the exception of a kitchenette which the Lessee will be entitled to install in the Leased Premises for the use of the Lessee’s employees only, who will not cook and/or fry therein, and which shall be assembled and installed in the Leased Premises in accordance with the provisions of Section 14 of this Agreement, and after receipt of the approval of Caps-Pharma’s consultants with respect to the location thereof in the Leased Premises.

If, despite the provisions of this section, any chattels of the Lessee shall be found in the yard and/or balconies and/or outside of the Leased Premises, and the Lessee shall not remove the same upon the first demand of the Lessor and/or of Caps-Pharma, the Lessor and Caps-Pharma will be entitled, although not obligated, to remove such chattels from the Building and/or the area, at the Lessee’s expense, without bearing any responsibility for the integrity thereof.

The non-exercise of the above rights of the Lessor and Caps-Pharma will not constitute consent on their part to the keeping of such chattels in the yard and/or balconies and/or outside of the Leased Premises, will not confer upon the Lessee the right to continue to keep the chattels there and will not prevent the Lessor and/or Caps-Pharma from instituting any proceeding to which they shall be entitled pursuant to law and/or according to the terms and conditions of this Agreement.

(c)	Not to cause any nuisance by law to persons who are located in or are visiting the area in which the Leased Premises are located, to neighbors and/or to the environment.

The Lessee hereby undertakes not to discharge into the sewage network and not to cause to be discharged into it, waste whose character does not comply with the relevant directives of the Ministry of Health.

It is hereby clarified, for the avoidance of doubt, that if the quantity of garbage and/or waste generated by the Lessee in a regular and current manner shall lead to an additional charge in respect of waste disposal expenses, the Lessee shall bear this additional charge.

(d)
To comply with all of the laws, regulations and bylaws that apply and/or shall apply throughout the Term of the Lease, to the Leased Premises, to the use thereof and to the business, the work and the actions that shall be performed therein by the Lessee, and to be responsible vis-à-vis the government and municipal authorities and institutions for payment of any and all payments, including penalties due to non-fulfillment of the provisions of this section.

(e)
To use, for the purpose of access to the Leased Premises, only the access routes marked on the approved plan and which shall exist in the future, to park cars and transportation vehicles in the places designated therefor, and not to use a motorized or other vehicle which may damage the access routes and the parking surfaces, and to observe the reasonable instructions that shall be issued by Caps-Pharma and/or by the Lessor from time to time in connection with the parking and access arrangements within the Lot.

(f)	To punctually pay all of the payments due therefrom to the Lessor and/or to the competent authorities on the dates specified for payment thereof.

(g)
To allow Caps-Pharma and/or the Lessor and/or their representatives to visit the Leased Premises at any reasonable time, after prior coordination, and to inspect the condition thereof and the use being made thereof in order to monitor the extent of fulfillment of the provisions of this Agreement and/or in order to perform the actions and to take the measures set forth in this Agreement and which require entry into the Leased Premises, including:

(1)
To perform, after prior coordination, inside the Leased Premises, repairs that shall be required for the purposes of the Building or any part thereof. Repairs which prejudice the use of the Leased Premises shall not be performed between the hours of 08:00 and 17:00 on weekdays, with the exception of urgent repairs, which shall be performed by Caps-Pharma, insofar as possible, in a manner which shall not prejudice the use of the Leased Premises.

(2)	To perform building and/or demolition actions that Caps-Pharma is entitled to perform according to this Agreement and/or according to the Main Lease Agreement.

(3)	To show the Leased Premises to potential buyers and/or lessees.

(4)
In the event that some of the Building’s systems are located in the Leased Premises, access to which is through the Leased Premises, the Lessee shall allow Caps-Pharma access to such systems at any time for the purpose of repair and inspection thereof, after prior coordination with the Lessee. Repairs which prejudice the use of the Leased Premises shall not be performed between the hours of 08:00 and 17:00 on weekdays, with the exception of urgent repairs, which Caps-Pharma shall perform, insofar as possible, in a manner which shall not prejudice the use of the Leased Premises. In the case of an emergency, in the event that there shall be nobody in the Leased Premises and/or the Leased Premises shall be locked and it shall be necessary to enter the Leased Premises, Caps-Pharma and/or the Lessor and/or any person on their behalf shall call the Lessee’s center on 052-5555518. In the event that the above telephone number of the Lessee’s center shall change, the Lessee shall notify Caps-Pharma and the Lessor of the new number immediately in writing. In the event that Caps-Pharma and/or the Lessor shall call the Lessee’s center, they shall notify the person answering the telephone that he send a representative of the Lessee to the Leased Premises urgently since there is an urgent need to enter the Leased Premises. If there is no answer at the said telephone number, for whatever reason, and/or in the event that the Lessee’s representative shall fail to arrive within the period of time that shall be required, under the circumstances, by Caps-Pharma and/or the Lessor or any person on their behalf from time to time, Caps-Pharma, the Lessor or any person on their behalf will be entitled to break into the Leased Premises, without delay. The Lessee agrees and represents that any and all damage and/or expenses that shall be caused thereto, either directly and/or indirectly, in connection with such break-in shall be at its sole expense and/or responsibility, and it exempts Caps-Pharma and the Lessor from any liability for any expense and/or damage that shall be caused thereto, either directly and/or indirectly, in connection with the break-in, even if it shall transpire in retrospect that Caps-Pharma and/or the Lessor could have avoided the break-in and/or could have broken in in another manner and/or place, all subject to such break-in being performed in cases in which, under the circumstances, it was reasonable to assume that it was an emergency which justified the taking of such measures. For the avoidance of doubt, after the break-in, Caps-Pharma and the Lessor will not be obligated to place any security measures at the Leased Premises, subject to that, in the event that they shall have received an answer at the above telephone number, they shall have ensured that the Lessee was aware of the condition of the Leased Premises.

(h)
To comply with instructions of the competent authorities which are related to fire extinguishing and prevention, Civil Defense, safety and security procedures and arrangements, and to purchase and maintain, at its expense, according to the instructions of the above bodies, any prevention and safety equipment that is required for the implementation of and compliance with the above instructions (including fire extinguishing equipment), and to connect the same to the floor center.

(i)
At the demand of Caps-Pharma and/or the Lessor, to demolish and/or modify any addition or change that shall have been made by the Lessee in the Leased Premises and/or in the Building that shall have been built other than in accordance with the provisions of this Agreement, and to restore the Leased Premises and the Building to their former condition, all at the Lessee’s expense.

(j)
The Lessee hereby undertakes not to hang and not to install signs and/or other means of advertising in the area and/or in any part of the structure, except in the area of the Leased Premises. The signage and the location, type, size and form thereof shall be determined, at the Lessee’s request, by Caps-Pharma and the Lessor, at the sole discretion of Caps-Pharma and the Lessor, and shall be installed by Caps-Pharma and/or the Lessor, at the Lessee’s expense, provided that Caps-Pharma and the Lessor shall not object to the installation of signage, as aforesaid, that Caps-Pharma shall have installed in the Building or whose installation shall have been approved for other lessees in the Building by Caps-Pharma.

(k)	For the avoidance of doubt, it is hereby explicitly clarified that the Lessee will not be entitled to install air-conditioning on the walls and/or windows of the Leased Premises.

16.	Maintenance and Repairs

(a)
The Lessee undertakes to use the Leased Premises in a careful and reasonable manner and to ensure that, throughout the Term of the Lease, every part of the Leased Premises and the facilities related thereto which can affect and/or cause damage and/or malfunction to the Building and/or its systems and/or the construction of the Building and/or the façade of the Building and/or the Main Leased Premises and/or the other lessees and/or third parties in the Building, shall be in working, operational, proper and clean condition, with the exception of natural wear and tear deriving from reasonable use.

(b)
In consideration for payment of the amounts stated in Subsection (d) below, the Lessor hereby undertakes to arrange for Caps-Pharma to provide the maintenance services specified in Paragraph c below, all under the conditions specified therein.

(c)	The maintenance services that shall be provided by Caps-Pharma shall be of the type, at the scope and under the conditions as specified below:

(1)
Structure maintenance, maintenance of mechanical systems, public plumbing, public sewage, public electricity, elevator maintenance, gardening, maintenance of public signage, and cleaning of public areas.

(2)
Air-conditioning services which include central cooling services, excluding treatment and maintenance of the air-conditioning systems inside the Leased Premises, during normal working days and hours. Heating shall be installed in the end units. Caps-Pharma shall provide the Lessee, if it shall so require, with cooling services also during the winter season, at such scope and under such conditions as shall be agreed between the Lessee and the Lessor and/or between the Lessee and Caps-Pharma.

For the avoidance of doubt, it is hereby explicitly clarified that subject to the Lessor’s undertaking to arrange for Caps-Pharma to repair malfunctions in the air-conditioning system, if any, the provisions of this Agreement do not impose upon the Lessor and/or upon Caps-Pharma any responsibility for interruptions which may occur in the functioning of the air-conditioning systems, whether due to malfunctions, due to maintenance actions or for any other reason, without exception, and the Lessee will not be entitled to demand and/or receive, from the Lessor and/or from Caps-Pharma, any compensation and/or damages and/or payment for any reason.

The Lessee will not be entitled to treat and/or maintain and/or repair and/or perform any other action upon the air-conditioning systems in the Leased Premises and/or to allow others (even air-conditioning experts and professionals) to perform any of the aforesaid upon the systems, except in the event that it shall have received, in advance and in writing, the approval of Caps-Pharma and the Lessor for the identity of the contractor which the Lessee wishes to perform therefor the repair of the air-conditioning systems as aforesaid. In the event that the Lessee shall have breached the provisions of this paragraph, and due thereto, damage shall have been caused to the air-conditioning systems, the Lessee shall bear the full expenses of repair of the damage. In the event that the Lessee shall seek to use the services of Caps-Pharma in order to receive current maintenance and repair services for the central air-conditioning systems in the Leased Premises, the Lessor shall act in order that Caps-Pharma shall provide such services and repair, as soon as possible, any malfunction in or damage to the air-conditioning systems, in response to the Lessee’s call between the hours of 08:00 and 17:00 on weekdays, all subject to such payment and costs as shall be agreed between the parties.

For the avoidance of doubt, the Lessee will bear all of the costs of treatment and maintenance of the air-conditioning systems inside the Leased Premises.

(3)	Environmental conservation – at such scope as shall be determined from time to time by Caps-Pharma, at its sole and absolute discretion.

(4)
Insurance – an appropriate proportionate share of the expenses and insurance premiums which Caps-Pharma shall pay for insurance of the structure, including the systems thereof, against loss or damage due to risks of fire, explosion, earthquake, storm and gale, flood, water damage, strikes, riots and malicious damage. This insurance will include neither the contents of the Leased Premises nor repairs, modifications and additions to the Leased Premises which are performed by and/or for the Lessee.

It is hereby explicitly agreed that the taking out of the insurance as stated in this paragraph above shall not derogate from the Lessee’s liability, whether according to this Agreement or pursuant to law, and shall not impose any liability upon Caps-Pharma and/or upon the Lessor in respect of loss and/or damage to the Building.

(Hereinafter: the “Maintenance Services”).

(d)
In consideration for the Maintenance Services, the Lessee will pay the Lessor, in addition to the Rent specified in Section 10 above and in addition to the payments specified in Section 12 above, the sum of $2.5 per month per sqm of the Leased Premises (gross), i.e. the sum of $1,320 per month in respect of the entire Leased Premises (the “Maintenance Fee”). The Maintenance Fee shall be translated into NIS on the date of execution of this Agreement according to the representative rate of the dollar (U.S.) which is known on the date of execution of this Agreement and shall constitute the basis for payment of the Maintenance Fee (the “Principal”), and shall be paid to the Lessor plus differentials of linkage to the consumer price index which shall be added to the Principal. The linkage differentials shall be calculated considering the rise in the new Index, which shall be known at the time of each payment in practice, versus the Base Index. The Lessee shall pay the Lessor the Maintenance Fee in advance for every 3 months of the entire Term of the Lease, as specified in Section 11 above.

(e)	Together with payment of the Maintenance Fee, the Lessee shall pay the Lessor the V.A.T that shall apply to such payments.

(f)
For the avoidance of doubt, it is agreed that neither Caps-Pharma nor the Lessor will be deemed as a “bailee” of the Leased Premises and/or its contents for the purpose of the provisions of the Bailees Law, 5727-1967.

(g)
The Lessee undertakes to notify Caps-Pharma and the Lessor, immediately and without delay, of any loss, malfunction or damage that shall have been caused to the Leased Premises or to any part thereof, and which can affect and/or cause damage and/or impairment to the Building, its systems and/or the construction of the Building, to the Main Leased Premises, to the façade of the Building and/or to other lessees or to any third parties in the Building.

(h)
Without prejudice to the aforesaid, the Lessee undertakes to repair, at its expense, any defect or malfunction for which the Lessee is responsible according to Section 17(a) below. With respect to internal defects and/or malfunctions in the Leased Premises, which can affect and/or cause damage and/or impairment to the Building, its systems and/or the construction of the Building, to the Main Leased Premises, to the façade of the Building and/or to other lessees or any third parties in the Building, the Lessee undertakes to repair the same within ten (10) days from the date of their creation.

(i)
In the event that the Lessee shall fail to fully fulfill an undertaking pursuant to Subsections (a) and (h) above, Caps-Pharma and/or the Lessor will be entitled (although not obligated) to perform themselves, subject to the provision of warning to the Lessee, insofar as shall be given under the circumstances, the maintenance and repairs which apply to the Lessee, and the Lessee shall reimburse Caps-Pharma and/or the Lessor, as the case may be, with all of the expenses that they shall have incurred for such purpose, immediately upon their first demand and in accordance with the provisions of such demand. The provisions of this paragraph do not derogate from the Lessee’s obligation to perform the repairs in the Leased Premises itself.

17.	Insurance and Liability

(a)
In relations between the Parties themselves and between the Lessee and Caps-Pharma, and without derogating from the Lessee’s liability pursuant to any law, the Lessee alone will be liable for any damage that shall be caused to any person and/or body and/or property during and due to performance of work in the Leased Premises by the Lessee and/or any person on its behalf, and will be liable for any damage that shall be caused to any person, body or property in connection with the occupancy and/or use of the Leased Premises, except in the event that such damage shall have been caused due to an act or omission of the Lessor and/or of Caps-Pharma. The Lessee undertakes to indemnify Caps-Pharma and the Lessor in respect of any financial expense that they shall incur in connection with events which are within the responsibility of the Lessee, provided that Caps-Pharma and/or the Lessor, as the case may be, shall have forwarded to the Lessee any demand and/or claim immediately upon receipt thereof and any other relevant material in their possession, and accordingly that Caps-Pharma and/or the Lessor, as the case may be, shall cooperate with the Lessee, allow the Lessee’s counsel to represent them in such a matter and not settle in such a matter without the Lessee’s prior written consent. In any event, the Lessee will be responsible, upon vacation of the Leased Premises, for whatever reason and at any time, for restoring the Leased Premises to the condition thereof as being on the Handing Over Date, subject to reasonable wear and tear.

(b)

(1)
Prior to the date of the handing over of possession, and without derogating from the generality of the provisions of Subsection (a) above, from the Lessee’s undertakings according to this Agreement and pursuant to the provisions of any law, and in addition thereto, the Lessee undertakes to purchase, at its expense, and to keep in effect throughout the Term of the Lease, the insurance policies specified below at the scope of coverage as defined alongside them, as follows:

(a)
Employers’ liability insurance – insurance for the Lessee’s liability to its employees in respect of any bodily damage to any employee during and due to his work, with the standard liability cap at the time of the taking out of the insurance.

(b)
Third party liability insurance – insurance for the Lessee’s liability to Caps-Pharma, the Lessor and any third party, in an amount that shall be no less than a sum, in NIS, equal to U.S. $500,000. The policy shall include a “cross liability” clause. The policy shall be extended to indemnify Caps-Pharma and the Lessor in respect of their liability as the owner and/or as lessees and/or managers of the Leased Premises, as the case may be.

(c)
Property insurance – insurance for the contents of the Leased Premises, including the improvements and investments made therein of any type, for the full value thereof, against all of the accepted risks including fire, explosion, earthquake, storm, gale, flood, aircraft, impact, water damage, strikes, riots, malicious damage, burglary and glass breakage.

(d)
Consequential damage insurance – consequential damage insurance for a period of no less than 12 months as a result of loss or damage to the Lessee’s property, to the Leased Premises and to the Building from the risks as specified in Section 17(b)(1)(c) above.

(e)
Insurance for the work that shall be performed thereby and/or therefor in the Leased Premises, as well as “third party liability” insurance during performance of the work, with a liability cap of no less than the sum of U.S. $500,000 and employers’ liability insurance with the standard liability cap at the time of the taking out of the insurance. “Third party liability” insurance shall be extended to include a “cross liability” clause and indemnification of Caps-Pharma and the Lessor in respect of their liability as the owner and/or as lessees and/or managers of the Leased Premises, as the case may be.

(2)	The policies as stated in Section 17(b)(1) above shall be subject to the following provisions:

(a)
The Lessee shall take out the said insurance with a recognized and duly licensed insurance company, shall update the insurance amounts, shall meticulously observe all of the provisions of the policies and shall timely pay the premiums.

(b)
The Lessee shall ensure that the insurer shall waive any right of subrogation against Caps-Pharma and against the Lessor, the other lessees and the other occupants, their managers and employees, and any person on their behalf. Caps-Pharma and the Lessor shall be added as insurants in the policy.

(c)
At the Lessor’s request, the Lessee shall present all of the insurance policies that shall have been issued thereto in accordance with this Section 17, and the Lessee shall also present, at the Lessor’s request, any renewal of a policy or any amendment to a policy.

(d)
The Lessee undertakes to use the money that shall be received from the insurance company according to the policies only for the purpose of immediate restoration of the damage and/or the policies. The policy shall include a provision that the Lessee and the insurance company undertake to act according to this clause.

(e)
The Lessee’s insurance shall be defined as “primary insurance” and shall include an explicit condition whereby it precedes any other insurance taken out by the Lessor and/or by Caps-Pharma. This insurance shall entitle the Lessor and Caps-Pharma to the full indemnification that is due according to the terms and conditions thereof, without the insurers of the Lessor and of Caps-Pharma being required to participate in the coverage of damage or liability that are related to the lease contract. In addition, the policies shall include a clause whereby they shall not be abridged, cancelled or expire unless written notice shall be given by registered mail to the Lessor 60 days in advance.

(f)
The Lessee represents that it shall entertain no claim or demand or lawsuit against the Lessor, Caps-Pharma and other tenants in the Building with respect to any damage in respect of which it is entitled to indemnification according to the insurance that it has undertaken to take out according to this section, and it hereby exempts the Lessor, Caps-Pharma and the other lessees and the other occupants in the Building from any liability for such damage, with the exception of damage caused maliciously by the Lessor and/or Caps-Pharma and/or a third party. The taking out of the above insurance by the Lessee does not reduce or derogate in any way from the Lessee’s undertakings in accordance with this Agreement and/or pursuant to any law. The provisions of this section shall add to and not derogate from any other provision of this Agreement regarding exemption from liability vis-à-vis the Lessor and/or Caps-Pharma, and regarding the imposition of liability upon the Lessee. Without the need for any demand on the part of the Lessor, the Lessee undertakes to provide the Lessor, no later than the Handing Over Date or prior to the date of entering any assets into the Leased Premises, with confirmation regarding the taking out of the insurance for the Leased Premises in accordance with the language of the “Leased Premises’ insurance confirmation” which is attached hereto as Annex E, signed by the insurer. The Lessee represents that it is aware that provision of the “Leased Premises’ insurance confirmation” as aforesaid is a condition precedent to commencement of the Lessee’s activity in the Leased Premises and the entering of any assets into the Leased Premises as aforesaid. The Lessor will be entitled to prevent the Lessee’s activity in the Leased Premises and the entering of assets as aforesaid in the event that such confirmation shall not have been provided thereto before the date stated above.

(g)
The Lessee undertakes to fulfill the terms and conditions of the policies, to timely pay the insurance premiums in full, and to arrange and ensure that the insurance policies for the Leased Premises shall be renewed from time to time, as necessary, and shall be valid throughout the Term of the Lease.

(h)
In the event that the Lessee shall not have met its undertaking according to this entire Section 17, the Lessor will be entitled, although not obligated, subject to provision of warning to the Lessee in writing at least 7 days prior to the taking of such action, to take out the insurance or part thereof in lieu of the Lessee and at its expense, and to pay in lieu thereof any amount, without derogating from the Lessor’s right to any other remedy, in which case the Lessor will be entitled to reimbursement of its expenses in this context, and in the event that the Lessee shall not pay the Lessor its expenses, as aforesaid, within 7 days from the date of receipt of the Lessor’s demand, the Lessee will add to reimbursement of the payment an Arrears Interest increment as specified in Section 2 above, from the date of the Lessor’s payment of the expenses, as aforesaid, until the actual date of the Lessee’s payment to the Lessor of reimbursement of the costs and expenses as aforesaid.

(c)
Without prejudice to the generality of the provisions of Subsection (a) above, the Lessee shall be responsible for any claim for which the Lessor and/or Caps-Pharma shall be liable as a result of a breach or non-fulfillment of the provisions of any law or license by the Lessee, or as a result of a breach of any undertaking of the Lessee according to the provisions of this Agreement, and it shall indemnify the Lessor and Caps-Pharma in respect of any expense or damage incurred, if any, in connection therewith, provided that the Lessor and Caps-Pharma shall forward to the Lessee any demand and/or lawsuit immediately upon receipt thereof, and any other relevant material in their possession, and accordingly the Lessor and Caps-Pharma shall cooperate with the Lessee, shall allow the Lessee’s counsel to represent them in such a matter, and shall not settle in such a matter without the Lessee’s prior written consent.

(d)
If possible, it shall be stated in all of the insurance that after any payment of compensation by the insurer, the liability caps shall automatically be restored. The Lessee will be liable for payment of the additional premium resulting therefrom.

18.	Transfer and Endorsement of Rights

(a)
The Lessee will not be entitled to transfer rights in the Leased Premises and rights and/or duties according to the Agreement, or to permit others any use of the Leased Premises or any part thereof, whether for or without consideration, either directly or indirectly. The aforesaid notwithstanding, the Lessee will be entitled to sublet parts of the Leased Premises, subject to receipt of the prior written approval of Caps-Pharma and the Lessor with respect to the identity of the sublessee. In any event, such a sublease will not derogate in any way from the Lessee’s duties according to this Agreement, which will remain in full force and effect.

(b)
The Lessor will be entitled to sell and/or transfer and/or endorse its rights and/or duties according to this Agreement and/or its rights in the Leased Premises, or to pledge or mortgage the same, without the need for provision of the Lessee’s prior consent, provided that the Lessee’s rights according to the provisions of the Agreement and/or pursuant to any law shall not be prejudiced.

19.	Fundamental Clauses and Liquidated Damages

(a)
It is hereby agreed that the provisions of Sections 6(a), 8(a), 10, 11(a), 11(e), 12(a), 13, 14, 15(b), 15(h), 16(c), 16(d), 16(e), 17, 18(a), 18(b), 21 and 22 are main and fundamental clauses of this Agreement, within the meaning of this term pursuant to the Contracts Law (Remedies for Breach of Contract), 5731-1970. A breach of these clauses or any one thereof shall be deemed as a fundamental breach, within the meaning of this term pursuant to the Contracts Law (Remedies for Breach of Contract), 5731-1970, subject to the provisions of Subsection (d) below. The above provisions of this section notwithstanding, it is hereby agreed that with respect to a breach of any of the provisions of Section 15(b) of the Agreement, the breach shall be deemed as a fundamental breach of the Agreement only in the event that the Lessee shall have been given in respect thereof written warning of 7 days, during which the Lessee shall not have remedied its breach as aforesaid.

(b)
A breach of the provisions of Sections 10, 11(a), 11(e), 12(a), 14, 16(d), 16(e) and 17 of this Agreement shall confer upon the Lessor, in addition to all of the remedies and relief conferred thereon, and subject to Subsection (d) below, a right to liquidated damages in the sum of the Rent and the Maintenance Fee in respect of the Leased Premises for 6 months’ lease, plus V.A.T, as being from time to time (the “Liquidated Damages”). The Liquidated Damages will be linked to the Index from the Base Index until the Index that shall be known at the time of the payment in practice. The Parties hereby represent that the sum of the Liquidated Damages is appropriate and reasonable, and has been determined thereby in accordance with the damage that they expect in the event of a fundamental breach of the Agreement.

(c)
Without derogating from the Lessee’s undertakings according to this Agreement, it is hereby agreed that any delinquency by the Lessee in the payment of the Rent and/or any other payment which is imposed thereon according to this Agreement, shall bear Arrears Interest as defined in this Agreement, all in addition to and without derogating from any and all of the remedies and relief which are conferred upon the Lessor according to this Agreement and/or pursuant to any law, subject to the provisions of Subsection (d) below.

(d)
The aforesaid in this section notwithstanding, it is hereby agreed that delinquency by the Lessee in payment of the Rent: (1) shall bear the Arrears Interest commencing from the seventh day of the delinquency, and the interest shall apply to the Lessee retroactively, from the date designated for payment of the Rent until the actual date of payment thereof; (2) shall be deemed as a fundamental breach of this Agreement only 30 days after the date designated for payment of the Rent according to this Agreement. However, in the event that the Lessee shall be delinquent for more than 30 days in the payment of the Rent twice (i.e. two times) during the Term of the Lease, any further delinquency of more than 14 days in the payment of the Rent to the Lessor shall be deemed as a fundamental breach of this Agreement.

20.	Termination of the Lease and the Agreement

The Lessee hereby agrees and undertakes that notwithstanding the provisions of this Agreement with respect to the Term of the Lease, the Lessor will be entitled – although not obligated – to terminate this Agreement and to vacate the Lessee from the Leased Premises by unilateral written notice of 21 days in advance, provided that the Lessee shall have been given a 14-day opportunity to remedy the breach, in each one of the following cases:

(a)	If the Lessee shall have breached and/or not timely fulfilled one of the terms and conditions and/or undertakings according to the fundamental clauses.

(b)
If the Lessee and/or all or a material part of its assets and/or its business shall have been appointed a receiver and/or liquidator (including temporary) and/or if it shall have been declared bankrupt, all as the case may be, and the order of appointment and/or the declaration as aforesaid shall not have been cancelled within 90 days from the date on which the Lessee shall have learned thereof.

21.	Vacation of the Leased Premises

(a)
The Lessee hereby undertakes to vacate the Leased Premises at the end of the Term of the Lease or upon due termination of this Agreement, whichever is earlier and as the case may be, and to return the Leased Premises to the sole possession of the Lessor in the same condition as being on the Handing Over Date, clean, subject to reasonable and accepted wear and tear.

(b)
In addition to and without derogating from the remedies and relief conferred upon the Lessor according to the provisions of this Agreement and/or the provisions of the law, the Lessee hereby undertakes that if it shall fail to vacate the Leased Premises as stated in Subsection (a) above, it will pay the Lessor, for each day of delay, a agreed and predetermined usage fee in the sum of 2.5 times (two and a half times) the Rent due to the Lessor for each day. This amount will be linked to the Index from the Index known on the date on which it is required to vacate the Leased Premises according to Subsection (a) above until the Index that shall be known at the time of the payment in practice.

(c)
Upon vacation of the Leased Premises, the Lessee will be entitled to take with it all of the portable installations, including computer and communication systems, but excluding fixed systems, that it shall have introduced into the Leased Premises at its expense and which may be dismantled (the “Installations”), provided that the Lessee shall repair, at its expense, everything that requires repair as a result of the said dismantling actions in order to restore the Leased Premises to their condition on the Handing Over Date as stated in Subsection (a) above. The repair shall be carried out before the end of the Term of the Lease or termination thereof according to this Agreement. In the event that the Lessee shall have failed to dismantle the Installations or any part thereof as aforesaid, the Lessor shall have the right and the choice to sue for the vacation and dismantling thereof or, alternatively, to receive ownership thereof without being subject to any duty of payment of indemnification and/or reimbursement. In the event that the Lessor shall have demanded their vacation within 7 days from the end of the Term of the Lease or termination thereof, then for the purpose of payment of the appropriate usage fee as set forth in Subsection (b) above, the Lessee shall be deemed as not having vacated the Leased Premises commencing from the date of delivery of the demand, and so long as the Lessee shall not have dismantled and removed the Installations from the Leased Premises and shall not have reverted the Leased Premises to their condition as being on the Handing Over Date, as stated in Subsection (a) above.

22.	Securities

To secure fulfillment of the Lessee’s undertakings according to this Agreement, the Lessee shall deposit with the Lessor, upon execution of this Agreement, and as a condition to receipt of possession of the Leased Premises, the following securities:

(a)
An autonomous unconditional bank guarantee, payable upon first demand and without giving reasons, in an amount, in NIS, equal to $52,169 (fifty-two thousand one hundred and sixty-nine U.S. dollars) (the Rent and the Maintenance Fee, plus V.A.T, for a period of 6 months’ lease during the Paid Lease Period) (the “Guarantee” or the “Collateral”). The Guarantee will be made out to the order of the Lessor. The Guarantee will be unconditional, non-endorsable and forfeitable in full or in installments at any time. The Guarantee will be linked to the consumer price index. The Guarantee will be valid from the date of execution of this Agreement, throughout the Term of the Lease, including the Extended Lease Period, plus 3 additional months. The Guarantee will be duly stamped. Any and all expenses involved in the issuance of the Guarantee shall apply to the Lessee only. In the event that the Guarantee shall be duly forfeited according to this Agreement, the Lessee undertakes to deposit, immediately after such forfeiture, an additional guarantee in the language and according to the terms and conditions above.

(b)
Without derogating from the other provisions of this Agreement, the Lessor will be entitled to realize the Collateral, in whole or in part, at its choice, subject to provision of prior written notice of ten (10) days to the Lessee as follows:

(1)
In the event of failure to vacate the Leased Premises on the required date, the Lessor will be entitled to realize the Collateral, in whole or in part, and such that the money that shall be paid shall be deemed, inter alia, as liquidated damages as set forth in Section 21(b) of this Agreement.

(2)
In the event of non-performance of a payment which applies according to this Agreement to the Lessee and which constitutes a fundamental breach of this Agreement, the Lessor will be entitled to realize the Collateral in the amount of the sum of the payment required plus differentials of linkage to the Index known on the date of realization of the Collateral, penalties, Arrears Interest and all of the Lessor’s other expenses.

The Lessor will be entitled to realize the Collateral in the amount of the sum of the payment required and in the sum of the Liquidated Damages according to this Agreement.

(3)
In the event of damage or loss to the Leased Premises and/or to the contents thereof which apply, according to this Agreement, to the Lessee, the Lessor will be entitled to realize the Collateral in the amount of the sum required for the repair, plus a 10% handling fee. “Repair” for this purpose – including replacement.

(4)	In order to cover the Lessor’s expenses in any event of a fundamental breach.

(5)
In order to cover the Lessor’s expenses in any event of a non-fundamental breach, if it shall not have been remedied within 30 days from the date on which a written warning shall have been given thereof by the Lessor.

(c)
It is hereby agreed that in the event that the Lessor shall seek to realize the Collateral, or part thereof, and the Lessee shall seek to institute proceedings for the issuance of an injunction or any other order to stop and/or cancel the process of realization of the Collateral as aforesaid, in any event the Lessee shall not seek an ex parte hearing, and any hearing shall be held in the presence of both parties, provided that until the hearing as aforesaid, the Lessor will not realize the Collateral, and in the event that the Lessee’s motion as aforesaid shall be denied, the Lessee shall pay the Lessor all of its expenses, including legal fees, and in the event that the Lessee’s motion shall be granted, the Lessor shall pay it all of its expenses, including legal fees. The aforesaid notwithstanding, it is hereby explicitly agreed that in the event that the Lessor shall seek to realize the Collateral or part thereof during the last effective month of the Collateral, the Lessee hereby undertakes that it will not institute proceedings for the issuance of an injunction or any other order to stop and/or cancel the process of realization of the Collateral as aforesaid, other than subject to and after its extending the validity of the Collateral by 6 additional months and forwarding the same to the Lessor, and subject to its continuing to extend the Collateral by additional 6-month periods, at least 14 days prior to expiration of the validity of the Collateral, so long as the legal proceedings shall not have ended and a decision issued in respect thereof. In the event that the Lessee shall fail to extend the validity of the Collateral as aforesaid and in accordance with this section above, the Lessor will be entitled to forfeit the same without giving prior notice.

(d)
Provision of the Collateral according to this section does not constitute a waiver on the part of the Lessor of its right to other and/or additional remedies against the Lessee, whether the remedies are explicit in the body of the Agreement or they are remedies which are available to the Lessor by virtue of any law.

23.	Treating as Owner – the Lessor’s Seizing of the Leased Premises

Without derogating from the validity of the provisions of this Agreement, and in addition to all of the remedies and relief conferred upon the Lessor according to this Agreement and/or pursuant to any law, it is hereby agreed as follows:

(a)
At the end of the Term of the Lease and/or in any event of due termination or expiration of this Agreement, whichever is earlier, the Lessor will be entitled to treat the Leased Premises or any part thereof as an owner.

(b)
If the Lessee shall not vacate the Leased Premises at the end of the Term of the Lease and/or upon due termination and/or expiration of this Agreement, whichever is earlier, it shall be deemed as trespassing on the Lessor’s property in the Leased Premises and in any part thereof commencing from the date on which it shall be obligated to vacate the Leased Premises as aforesaid until actual vacation thereof. In such a case, the Lessor shall be entitled to prevent the Lessee or any of its individuals and/or any person on behalf thereof from entering the Leased Premises and making use of the Leased Premises or any part thereof. To this end, the Lessor shall be entitled, inter alia, to use reasonable force, to replace the Leased Premises’ lock, to cut off and/or order the cutting off of the electricity, water, telephone, gas and air-conditioning and deny the Lessee access and entrance, including to the Building. In the event that the designated date of vacation of the Leased Premises, as stated in this section above, shall not be the date of expiration of the Term of the Lease defined in Section 9 above, but rather shall be scheduled to be performed before the date of expiration of the Term of the Lease, for whatever reason, the Lessor shall give the Lessee advance written warning of 7 days regarding the taking of actions as stated in this Section 23 above.

24.	Miscellaneous

(a)
The Lessee represents that it is aware of the Lessor’s undertakings according to Annex A above and undertakes not to cause, in any way, by act and/or omission, a breach of any of the said undertakings, and to do all that is required – insofar as the same is dependent thereon and subject to the provisions of this Agreement – in order that the Lessor shall meet the said obligations.

(b)
Wherever this Agreement grants the Project Manager a right of exclusive and final decision, the Lessee shall be entitled to appeal his said decision as follows: The parties together with Caps-Pharma shall make every effort to reach a settlement and agreement between them. If, within 21 days from the date of the Project Manager’s decision, no such settlement shall be reached, the dispute shall be referred for the decision of an arbitrator whose identity shall be agreed by the parties and by Caps-Pharma, and if they shall fail to reach an agreement regarding the arbitrator’s identity, by the chairman of the Association of Engineers and Architects. The arbitrator will be subject to the provisions of the substantive law and will not be subject to the laws of evidence or procedure practiced in court. The arbitrator’s decision will be reasoned, final and absolute and shall bind both of the parties. The arbitrator will be able to issue injunctions, mandatory injunctions and interim orders as well as a judgment by way of a settlement. The parties’ execution of this Agreement is tantamount to execution of an arbitration agreement, within the meaning thereof in the Arbitration Law, 5728-1968, and there will be no need for any additional document for the application of the arbitration between the parties.

(c)	The headings in this Agreement have been added for convenience of review and use only and do not attest to the content and interpretation of the Agreement.

(d)	The annexes attached to this Agreement constitute an integral part hereof.

(e)
In the event that one of the parties to the Agreement shall have paid, after giving prior written warning of 10 days to the other, any amount, the duty of payment of which lies with the other party by virtue of the provisions of any law or by virtue of the provisions of this Agreement, the party liable for the payment will be required to reimburse the paying party with the amount that shall have been paid thereby, plus Arrears Interest from the date of payment thereof by the paying party until the actual date of repayment thereof by the liable party.

(f)	The parties choose the city of Tel Aviv-Jaffa as the sole venue for the purposes of the provisions of this Agreement.

(g)	Any modification or amendment or waiver of the Agreement or of any of the terms and conditions hereof shall be made in writing and signed by the parties.

(h)	The Lessor’s consent to a deviation from the terms and conditions of the Agreement shall neither serve as a precedent nor constitute a waiver nor shall an analogy be drawn therefrom to another case.

(i)
Stamping expenses for this Agreement, if applicable, shall be paid by the Lessee. The Lessor undertakes that it shall raise against the Lessee no claim in respect of non-stamping of the Agreement in the framework of any legal proceeding between it and the Lessee.

(j)
The Parties’ addresses for the purposes of the Agreement are as stated in the preamble, and any notices which it is necessary to give according to the Agreement or in connection herewith shall be in writing and delivered by hand or by registered mail according to these addresses. The aforesaid notwithstanding, after execution of this Agreement, the Lessee’s address shall be the address of the Leased Premises. Notice sent by registered mail shall be deemed as having come to the attention and possession of the addressee party within 3 business days from the time of its dispatch thereto.

(k)
This Agreement exhausts and loyally reflects what has been agreed between the Parties. No representation and/or undertaking which is not expressed in this Agreement shall be valid. Any representation and/or agreement and/or undertaking which precede this Agreement are hereby null and void.

In witness whereof, the Parties have hereto set their hands:

Kesselman & Kesselman, CPA	Brain Research and Development Services Ltd.

/s/ Authorized signatory	/s/ Authorized signatory + stamp
The Lessor	The Lessee

I the undersigned, ________, Adv. of the Lessee _____________ do hereby confirm that ________________________ signed this Agreement on behalf of the Lessee and that he / they is / are authorized to sign the Agreement on behalf of the Lessee, and his / their signature on the Agreement binds the Lessee for all intents and purposes, in connection with this Agreement.

Date: _________________	_________________
Attorney

I the undersigned, ________, Adv. of the Lessor _____________ do hereby confirm that ________________________ signed this Agreement on behalf of the Lessor and that he / they is / are authorized to sign the Agreement on behalf of the Lessor, and his / their signature on the Agreement binds the Lessor for all intents and purposes, in connection with this Agreement.

Date: _________________	_________________
Attorney